                              SCHEDULE 14A INFORMATION


                     Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant    /X/
Filed by a Party other than the Registrant    / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
/X/  Definitive Proxy Statement
/ /  Definite Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 24014a-12

                         MAIRS AND POWER GROWTH FUND, INC.
   -----------------------------------------------------------------------------

                  (Name of Registrant as Specified in its Charter)

   -----------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          ---------------------------------------------------------------------
     (5)  Total fee paid:
          ---------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
          ---------------------------------------------------------------------
     (3)  Filing Party:
          ---------------------------------------------------------------------
     (4)  Date Filed:
          ---------------------------------------------------------------------

                         MAIRS AND POWER GROWTH FUND, INC.
                        MAIRS AND POWER BALANCED FUND, INC.

                        W-1420 First National Bank Building
                                332 Minnesota Street
                               Saint Paul, MN  55101

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders (the "Meeting") of Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101, on May 17, 1999, at 11:00 a.m., Saint Paul time, for the following purposes:

     1.   To elect six directors to serve as directors of each Fund;
     2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for each Fund's fiscal year ending December 31, 1999; and
     3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

     This is a combined Notice and Proxy Statement for the Funds managed by Mairs and Power, Inc., a Minnesota corporation. The shareholders of Mairs and Power Growth Fund, Inc. and the shareholders of Mairs and Power Balanced Fund, Inc. will be asked to vote separately on the proposals listed above.

     The Board of Directors of each Fund has established April 5, 1999 as the record date for determining shareholders entitled to notice of, and to vote at the Meeting. The transfer books of the Funds will not be closed for the Meeting. The minute book for each Fund will be available at the Meeting for inspection by its shareholders.

     All shareholders of the Funds are encouraged to attend the Meeting in person. Shareholders who are unable to be present in person at the Meeting are requested to execute and promptly return the accompanying Proxy in the enclosed envelope. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUNDS. IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED BY THE DATE OF THE MEETING. The Proxy is being solicited by the Boards of Directors of the Funds. Your attendance at the Meeting, whether in person or by Proxy, is important to ensure a quorum. Any shareholder who executes and returns a Proxy may revoke it at any time prior to the voting of the Proxies by giving written notice to the Secretary of the respective Fund, by executing a later-dated Proxy, or by attending the Meeting and giving oral notice to the Secretary of the respective Fund.


                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                  George A. Mairs III, President


Saint Paul, Minnesota
April 15, 1999

                         MAIRS AND POWER GROWTH FUND, INC.
                        MAIRS AND POWER BALANCED FUND, INC.

                        W-1420 First National Bank Building
                                332 Minnesota Street
                               Saint Paul, MN  55101

                                  ----------------
                                  PROXY STATEMENT
                                      FOR 1999
                           ANNUAL MEETING OF SHAREHOLDERS
                                     TO BE HELD
                                    MAY 17, 1999
                                  ----------------

                                    INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Boards of Directors of Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. (individually, a "Fund" and collectively, the "Funds") for use at the Funds' combined Annual Meeting of Shareholders (the "Meeting"), to be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota, on May 17, 1999, at 11:00 a.m., Saint Paul time, and at any adjournment thereof, for the following purposes:


     1.   To elect six directors to serve as directors of each Fund;
     2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for each Fund's fiscal year ending December 31, 1999; and
     3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

     This is a combined Notice and Proxy Statement for the Funds managed by Mairs and Power, Inc., a Minnesota corporation. The shareholders of Mairs and Power Growth Fund, Inc. and the shareholders of Mairs and Power Balanced Fund, Inc. will be asked to vote separately on the proposals listed above.

     The Board of Directors of each Fund knows of no business which will be presented at the Meeting other than the matters referred to above. However, if any other matters are properly presented at the Meeting, it is intended that the persons named in the Proxy will vote on such matters in accordance with their judgment. If the enclosed Proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later-dated Proxy or a vote in person at the Meeting. Shares represented by properly executed Proxies received on behalf of each Fund will be voted at the Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed Proxy returned to a Fund, the shares represented thereby will be voted (i) FOR the election of the director nominees listed in the enclosed Proxy, and (ii) FOR the ratification of the appointment of Ernst and Young LLP as independent auditors for each Fund's 1999 fiscal year.

     This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders and the accompanying Proxy are first being mailed to shareholders on or about April 15, 1999.

     The presence at the Meeting, in person or by Proxy, of at least a majority of the total number of shares of each Fund's issued and outstanding common stock is necessary to constitute a quorum for the transaction of business at the Meeting. All votes will be tabulated by the inspector of election for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the particular matter. Broker "non-votes" are Proxies received by a Fund from brokers or nominees who have not received instructions from the beneficial owner or other persons entitled to vote, and who do not have discretionary power to vote on a particular matter. Accordingly, shareholders whose shares are held in street name are urged to forward their voting instructions promptly.

     On April 5, 1999 (the "Record Date"), each Fund had the number of outstanding shares of common stock shown in the table below. Only holders of shares of common stock of a Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting. Each such share of common stock of a Fund is entitled to one vote per share on each matter that comes before the Meeting for that Fund. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of a Fund represented at the Meeting in person or by Proxy is required to approve the proposals for that Fund.

                                                    NUMBER OF SHARES
                  FUND                         OUTSTANDING ON RECORD DATE
-----------------------------------------      --------------------------
 Mairs and Power Growth Fund, Inc.                    5,910,928
 Mairs and Power Balanced Fund, Inc.                   788,430

                  I. PROPOSAL FOR ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTOR

     The following table sets forth certain information regarding the nominees for election as director of each Fund. All of the directors elected at the Meeting will serve until the next meeting of the respective Fund's shareholders and until their respective successors shall be elected and qualified. The Funds are not required to hold annual meetings and may elect not to have an annual meeting unless a matter arises which requires shareholder approval.

     All nominees for director have agreed to serve if elected. However, if any nominee should become unavailable for election, each Fund's Proxy confers discretionary power to vote in favor of a substitute nominee or nominees.

                                            DIRECTOR SINCE:
                                          ---------------------
                                   MAIRS AND POWER     MAIRS AND POWER
             NOMINEE              GROWTH FUND, INC.  BALANCED FUND, INC.   AGE
------------------------------    ----------------   ------------------    ----
 Charlton Dietz                          1997                1997           68
 William B. Frels *                      1993                1993           59
 Donald E. Garretson                     1983                1983           77
 George A. Mairs, III *                  1974                1974           70
 Peter G. Robb *                         1995                1995           50
 J. Thomas Simonet                       1992                1992           72

* Messrs. Frels, Mairs and Robb are "interested persons" of each Fund, within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act") by virtue of their employment by, or equity interest in, the Funds' investment adviser. See "The Adviser."

     The business experience during the past five years and background of the nominees, each of whom currently serves as a director of both Funds, is described below:

     CHARLTON DIETZ.    Mr. Dietz is currently retired.  Between 1988 and 1993,
Mr. Dietz served as a Senior Vice President, Legal Affairs and General Counsel of Minnesota Mining and Manufacturing Company.

     WILLIAM B. FRELS.    Since 1994, Mr. Frels has served as the Vice President
of Mairs and Power, Inc. and since 1996, Mr. Frels has served as Treasurer of Mairs and Power, Inc. He is the President of Mairs and Power Balanced Fund, Inc. and Secretary of Mairs and Power Growth Fund, Inc.

     DONALD E. GARRETSON.     Mr. Garretson is currently retired.  Between 1972
and 1985, Mr. Garretson served as a Vice President of Minnesota Mining and Manufacturing Company.

     GEORGE A. MAIRS, III.    Since 1993, Mr. Mairs has served as the President
of Mairs and Power, Inc. He is the President of Mairs and Power Growth Fund, Inc. and Secretary of Mairs and Power Balanced Fund, Inc.

     PETER G. ROBB.    Since 1994, Mr. Robb has served as the Vice President of
Mairs and Power, Inc. and since 1996, Mr. Robb has served as Secretary of Mairs and Power, Inc. He is the Vice President of both Funds. Between 1986 and 1994, Mr. Robb served as a Vice President and Portfolio Manager for U.S. Bank Trust National Association (formerly First Trust National Association), Saint Paul, Minnesota.

     J. THOMAS SIMONET.    Mr. Simonet is currently retired.  Between 1981 and
1985, Mr. Simonet served as the Chief Executive Officer of U.S. Bank Trust National Association (formerly First Trust National Association), Saint Paul, Minnesota.


     PURSUANT TO THE INVESTMENT COMPANY ACT, A MAJORITY OF THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS OF EACH FUND HAVE REVIEWED THE PROPOSAL REGARDING THE NOMINEES FOR ELECTION AS DIRECTOR AND RECOMMEND THAT THE PROPOSAL BE APPROVED.


COMMITTEES

     Messrs. Dietz, Garretson and Simonet (none of whom are interested persons of either Fund) are members of the Audit Committee of the Board of Directors of each Fund. Each Audit Committee meets with the independent auditors at least annually to review the results of the examination of the respective Fund's financial statements and any other matters relating to such Fund. The Funds do not have nominating or compensation committees.

     During the fiscal year ended December 31, 1998, the Board of Directors of each Fund held four meetings and three meetings of its respective Audit Committee. Each director attended all of the meetings of the Board of Directors and each committee of which he was a member that were held in the fiscal year ended December 31, 1998.

DIRECTOR COMPENSATION

     The following directors were paid director's fees in the following amounts during the year ended December 31, 1998. Neither Fund paid any compensation to any interested director during the year, and the amounts set forth below represent the total payments made by each Fund to its directors last year.

                                          MAIRS AND POWER     MAIRS AND POWER
                                         GROWTH FUND, INC.  BALANCED FUND, INC.
                                         -----------------  -------------------
 Charlton Dietz                              $ 18,000           $  2,000
 Donald E. Garretson                           18,000              2,000
 J. Thomas Simonet                             18,000              2,000

              II.    RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


     The Board of Directors of each Fund has appointed Ernst & Young LLP as the independent auditors for each Fund for its fiscal year ending December 31, 1999. Ernst & Young LLP, together with its predecessor firms has acted as independent auditor for the Funds since their inception. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be provided with an opportunity to make a statement if he or she desires, and will be available to answer appropriate questions.


     PURSUANT TO THE INVESTMENT COMPANY ACT, A MAJORITY OF THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS OF EACH FUND HAVE SELECTED ERNST & YOUNG LLP TO CONTINUE AS THE INDEPENDENT AUDITOR FOR EACH FUND AND RECOMMEND A VOTE IN FAVOR OF THE RATIFICATION OF SUCH SELECTION.


                                 SECURITY OWNERSHIP

          The following table sets forth certain information regarding the beneficial ownership of the shares of common stock of each Fund as of March 19, 1999 by (i) each person known to a Fund to be the beneficial owner of 5% or more of its common stock, (ii) each director and nominee for director, and (iii) by all directors and officers of a Fund as a group. All of the shares of a Fund over which a person directly or indirectly, had or shared voting or investment power have been deemed beneficially owned in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Except as indicated by footnote, each person or entity identified has sole voting and investment power with respect to all shares of common stock of a Fund shown as beneficially owned by him or it.

                             SHARES OF                   SHARES OF
                         MAIRS AND POWER  PERCENTAGE  MAIRS AND POWER
                           GROWTH FUND,     OWNED      BALANCED FUND,  PERCENTAGE
          NAME                 INC.                         INC.          OWNED
-----------------------  ---------------  ----------  ---------------  ----------
 Smyth Profit                81,462         1.4%          61,458          7.8%
   Sharing and
   Savings
   Plan
   1085 Snelling Ave.
   North
   St. Paul,
   Minnesota
   55108

 Charlton Dietz                 236           *               49           *

 William B. Frels             3,181 (1)       *            1,344 (5) (6)   *

 Donald E. Garretson          4,260 (2)       *            3,414           *

 George A. Mairs, III        24,665 (3)       *            1,153 (5) (7)   *

 Peter G. Robb                1,611 (4)       *                0 (5)       *

 J. Thomas Simonet            2,583           *            6,124           *

 All Directors and           42,669           *           21,367         2.7%
   Officers as a
   group (7 persons)
--------------------

*    Indicates an amount less than 1%.

(1) Includes 437 shares held by members of Mr. Frels' immediate family. Does not include 24,270 shares held by a profit sharing trust in which Mr. Frels is a trustee with shared voting power.

(2)  Includes 82 shares held by Mr. Garretson's wife.

(3) Includes 200 shares held by Mr. Mairs' wife. Does not include 8,857 shares held by a profit sharing trust in which Mr. Mairs is a trustee with shared voting power.

(4) Includes 544 shares held by Mr. Robb's immediate family. Does not include 25,984 shares held by a profit sharing trust in which Mr. Robb is a trustee with shared voting power.

(5) Does not include 8,285 shares of Mairs and Power Balanced Fund, Inc. held by a profit sharing trust in which Messrs. Frels, Mairs and Robb are trustees with shared voting power.

(8)  Includes 430 shares held by members of Mr. Frels' immediate family.

(7)  Includes 953 shares held by Mr. Mairs' wife.


                                    THE ADVISER

     Mairs and Power, Inc., a Minnesota corporation (the "Adviser"), provides investment services to each Fund and other institutional and individual accounts, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's address is W-1420 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101. Officers and Directors of the Adviser and their respective ownership positions in the Adviser's common stock are: George A. Mairs, III, 43.1%, William B. Frels, 36.1%, and Peter G. Robb, 20.8%. The Adviser has been the investment adviser for the Funds since their inception. The Adviser performs this service under the terms of an Investment Advisory Agreement, as amended, (the

"Agreement") which was submitted to and approved by the shareholders of each Fund. The Agreement was approved by the Board of Directors of each Fund, including a majority of the directors who were not parties to such Agreement or interested persons of any such party. The Agreement must be approved annually by a majority of the Board of Directors of each Fund, including a majority of those directors who are not parties to the Agreement, or interested persons of any such party.

     The Board of Directors of each Fund, including the three directors who are not interested persons, voted unanimously at their December 8, 1998 meetings to renew the Agreement for one year under its present terms.

     Under the terms of the Agreement, the Adviser agrees to pay all executive salaries, office rental, and other expenses considered incidental to providing investment services to each Fund. In return for these services, each Fund agrees to pay Mairs and Power, Inc. a fee of 1/20 of 1% of each Fund's net assets per month (0.6% annually) calculated and paid on the last valuation date for each Fund's shares each month. The Agreement provides that the fee will be reduced to the extent necessary to comply with state securities regulations to which each Fund may be subject.

     The Agreement may be terminated at any time with respect to a Fund, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act and the rules promulgated thereunder).

     The Agreement may be amended at any time so long as: (i) such amendment is approved by an affirmative vote of a majority of the outstanding voting securities of each Fund, as defined in Section 2(a)(42) of the Investment Company Act; and (ii) the terms of such amendment are approved by the vote of a majority of those directors who are not interested persons of each Fund or the Adviser, voting in person at a meeting called for the purpose of voting on such approval.



                              MANAGEMENT OF THE FUNDS

     The following persons are officers of the Funds who have been elected to serve until May 1999, and until their successors are elected and qualified.

           NAME               AGE                     OFFICE
-------------------------   -------   -----------------------------------------
 George A. Mairs, III          70     President, Mairs and Power Growth Fund
                                      Secretary, Mairs and Power Balanced Fund

 William B. Frels              59     President, Mairs and Power Balanced Fund
                                      Secretary, Mairs and Power Growth Fund

 Peter G. Robb                 50     Vice President, Mairs and Power Balanced
                                      Fund and Mairs and Power Growth Fund

 Lisa J. Hartzell              54     Treasurer, Mairs and Power Balanced Fund
                                      and Mairs and Power Growth Fund

     For information regarding the principal occupation during the past five years of Messr. Mairs, Frels and Robb, see "Proposal for Election of Directors -- Nominees for Election as Director."

     LISA J. HARTZELL.    Ms. Hartzell has been Treasurer of both Funds, and the
manager of Mutual Fund Services since May 1996. Ms. Hartzell was the Administrator to the Funds between February 1993 and May 1996.

     Officers of the Funds receive no direct compensation from the Funds for their services.



                              EXPENSES OF SOLICITATION

     The cost of this solicitation of Proxies will be paid by each Fund. It is anticipated that the Proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Funds' regular employees who will receive no additional compensation for their services in connection with the solicitation.



                                   ANNUAL REPORT

     A copy of the 1998 Annual Report to Shareholders of each Fund has previously been sent to the shareholders of each Fund. Shareholders may receive additional copies of the Annual Report for Mairs and Power Growth Fund, Inc. without charge, by calling (800) 304-7404 or by writing to Mutual Fund Services,
P. O. Box 701, Milwaukee, Wisconsin 53201-0701. Shareholders may receive additional copies of the Annual Report for Mairs and Power Balanced Fund, Inc. without charge, by calling (651) 222-8478 or by writing to such Fund at W-1420 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101. No part of either Fund's 1998 Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                                George A. Mairs, III, President


Saint Paul, Minnesota
April 15, 1999

               MAIRS AND POWER GROWTH FUND, INC. W-1420 FIRST NATIONAL BANK BLDG., 332 MINNESOTA STREET, ST. PAUL, MN 55101
                                                                PROXY CARD
                         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS MAY 17, 1999

     The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement dated April 15,
1999, hereby appoints Donald E. Garretson and George A. Mairs, III or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Mairs and Power Growth Fund, Inc. held of record by the undersigned on April 5, 1999, at the annual meeting of shareholders to be held on May 17, 1999 in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota
Street, St. Paul, Minnesota at 11:00 a.m., and at any adjournments thereof.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:                    PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.   PROPOSAL TO ELECT SIX DIRECTORS                                                         FOR                   WITHHOLD
                                                                                                                   AUTHORITY
     NOMINEES:  CHARLTON DIETZ, WILLIAM B. FRELS, DONALD E. GARRETSON,          all director nominees listed
     GEORGE A. MAIRS, III, PETER G. ROBB, J. THOMAS SIMONET.                    at left, except any nominee
                                                                                  whose name is written in
     INSTRUCTIONS:  To withhold authority to vote for any individual                   by shareholders.
     nominee, write that nominee's name in the space provided.

     -------------------------------------------------------------------                     [ ]                      [ ]

2.   PROPOSAL TO RATIFY ERNST & YOUNG LLP AS INDEPENDENT AUDITORS                    FOR            AGAINST        ABSTAIN
     for fiscal year ending December 31, 1999.                                       [ ]              [ ]            [ ]

3.   THIS PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PROXIES TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
     MEETING AND ANY ADJOURNMENT THEREOF.  THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTERS THAT WILL BE PRESENTED AT THE MEETING
     FOR A SHAREHOLDER VOTE.
                                             (Continued, and to be signed on other side)

         UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED TO VOTE FOR
                    THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2
                       IDENTIFIED ON THE REVERSE SIDE HEREOF.

                                                            Please sign exactly as name appears on this
                                                            card.  When shares are held by joint tenants,
                                                            both should sign.

                                                            Date: ______________, 1999


                                                            ---------------------------------------------

                                                            ---------------------------------------------
                                                                             Signature(s)
                                                            (When signing as attorney, administrator,
                                                            trustee, guardian or corporate officer, please
                                                            so indicate and give your full title.  If a
                                                            corporation or partnership please sign in full
                                                            corporate or partnership name by an authorized
                                                            person.)

                                                            Please mark, date, sign and return this proxy
                                                            in the enclosed envelope.